UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 2, 2013

CHINA BAK BATTERY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China
(Address, including zip code, of principal executive offices)

(86-755) 6188-6818, ext 6856
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 2, 2013, PKF, Certified Public Accountants, Hong Kong, China, a member firm of PKF International Limited network of legally independent firms (“PKF”) informed China BAK Battery, Inc. (the "Company") of its decision to resign as the Company's independent registered public accounting firm, effective immediately. The Audit Committee of the Company’s Board of Directors accepted PKF’s resignation.

During the Company’s two most recent fiscal years ended September 30, 2012 and 2011 and during the subsequent interim period through January 2, 2013, there were (1) no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PKF, would have caused PKF to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

PKF’s reports on the Company’s financial statements as of and for the fiscal years ended September 30, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report for each of the fiscal years ended September 30, 2012 and 2011 contained an emphasis of matter paragraph regarding the Company’s ability to continue as a going concern.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided PKF with a copy of this disclosure on January 7, 2013, requesting PKF to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements contained herein. A letter from PKF dated January 8, 2013 is attached as Exhibit 16.1 to this current report.

As of the date of this Form 8-K, the Audit Committee of the Company's Board of Directors has not retained a new independent registered public accounting firm. The Company is currently in the process of selecting its new independent registered public accounting firm, and will file a subsequent Current Report on Form 8-K when the selection is made.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
16.1	Letter from PKF, dated January 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: January 8, 2013	By:	/s/ Xiangqian Li
Xiangqian Li
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from PKF, dated January 8, 2013